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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement Files No. 333-960, 333-36551, 333-52289 and 333-68449 on
Form S-8.

                                          ARTHUR ANDERSEN LLP
San Jose, California
March 25, 1998